Property, plant and equipment	12 Months Ended
Dec. 31, 2025
Property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment
i)                   Reconciliation of carrying amount

	Note	Computers	Buildings and renovation	Motor vehicles held for leasing	Office and other equipment	Total
(in $ millions)		$	$	$	$	$
Cost
At January 1, 2024		78	297	592	67	1,034
Additions		13	30	150	12	205
Acquisition through business combination		*	1	*	*	1
Write-offs/disposal		(12)	(20)	(60)	(1)	(93)
Effects of movements in exchange rates		(2)	*	(20)	*	(22)
At December 31, 2024		77	308	662	78	1,125
Additions		20	57	284	13	374
Acquisition through business combination	27	—	28	—	1	29
Write-offs/disposal		(11)	(23)	(55)	(6)	(95)
Effects of movements in exchange rates		1	20	26	5	52
At December 31, 2025		87	390	917	91	1,485

	Note	Computers	Buildings and renovation	Motor vehicles held for leasing	Office and other equipment	Total
(in $ millions)		$	$	$	$	$
Accumulated depreciation and impairment losses
At January 1, 2024		63	125	298	36	522
Depreciation for the year		12	44	57	9	122
Write-offs/disposal		(12)	(19)	(45)	(1)	(77)
Effects of movements in exchange rates		(1)	*	(8)	*	(9)
At December 31, 2024		62	150	302	44	558
Depreciation for the year		14	47	73	11	145
Write-offs/disposal		(11)	(21)	(39)	(6)	(77)
Impairment loss		—	—	*	—	*
Effects of movements in exchange rates		1	12	11	4	28
At December 31, 2025		66	188	347	53	654
Carrying amounts
At January 1, 2024		15	172	294	31	512
At December 31, 2024		15	158	360	34	567
At December 31, 2025		21	202	570	38	831
*Amount less than $1 million
Property, plant and equipment includes right-of-use assets of $218 million (2024: $138 million) relating to leased properties and motor vehicles (see Note 24). During the financial year, the Group acquired motor vehicles with an aggregate cost of $284 million (2024: $150 million) for cash payments of $44 million (2024: $38 million), secured bank loan financing of $161 million (2024: $86 million) and lease liabilities of $79 million (2024: $26 million).
ii)                  Depreciation of property, plant and equipment
Property, plant and equipment is depreciated on a straight-line basis over the estimated useful lives, after taking into account the estimated residual value. Management reviews the estimated useful lives and residual value of the assets annually in order to determine the amount of depreciation expense to be recorded during any reporting year. The depreciation expense recorded for the year is $145 million (2024: $122 million; 2023: $128 million).
During 2025, the Group has conducted a review of the expected usage of certain motor vehicles held for leasing. The motor vehicles held for leasing which were previously intended to be replaced after 7 years of use, are now expected to remain in service for 10 years from the date of purchase. As a result, the expected useful life of the motor vehicles held for leasing increased and their estimated residual values decreased. The change in accounting estimates were applied prospectively and the corresponding impact is an increase in depreciation expenses of $10 million during the year.
The reviews performed in 2024 and 2023 did not result in any changes in estimated useful life or residual value.